      AMENDMENT TO THE DATA LICENSE AGREEMENT BETWEEN TELEWORLD INC.,
                      AND TRIBUNE MEDIA SERVICES, INC.

This amendment, dated November 10, 1998, amends the Tribune Media Services TV Listings Agreement between Tribune Media Services, Inc., ("TMS") and Teleworld Inc., ("Publisher") dated June 1, 1998. The same terms of the referenced agreement will apply to the following amendments, which replace the first sentence of Section 4 and replace the entire Addendum 4: Fees:

Replace the first sentence in Section 4 with the following:

This Agreement shall continue for twenty-one (21) months from June 1, 1998, and shall renew itself for further terms of one (1) year each unless either party notifies the other by certified letter received by Publisher at 894 Ross Drive, Suite 100, Sunnyvale, California 94089 or by TMS at Tribune Media Services, Inc., 435 N. Michigan Avenue, Suite 1500, Chicago, Illinois 60611 at least
[*] before the end of the then current term of its desire to terminate, in which this agreement shall terminate at the end of the then current term.

Replace ADDENDUM 4: FEES with the following:

ADDENDUM 4: FEES

On a monthly basis, within Publisher's fiscal year, Publisher pays TMS the following:

1.  TV Schedules:

[*]:               $[*] for the Schedules defined in Addendum 2, delivered
                    [*] each [*].
[*]:               $[*] for the Schedules defined in Addendum 2, delivered
                    [*] each [*].
[*]:               $[*] for the Schedules defined in Addendum 2.
[*]:               $[*] for the Schedules defined in Addendum 2.
[*]:               $[*] for the Schedules defined in Addendum 2.
[*]:               $[*] for the Schedules defined in Addendum 2.
[*]:                [*] for the Schedules defined in Addendum 2.
[*]:               $[*] for the Schedules defined in Addendum 2.
[*]:               $[*] for the Schedules defined in Addendum 2.
[*]:               $[*] for the Schedules defined in Addendum 2.
[*]:               $[*] for the Schedules defined in Addendum 2.

2.   System-Specific Channel Lineups:

[*]:                $[*] for [*] and [*], delivered [*] in [*].
[*]:                $[*] for [*] and [*], delivered [*] in [*].
[*]:                $[*] for [*] and [*], delivered [*] in [*].
[*]:                $[*] for [*] and [*], delivered [*] in [*]
[*]:                $[*] for the Channel Lineups defined in Addendum 2,
                    delivered [*] in [*].

* Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                      1.
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[*]:                $[*] per Channel Lineup per [*] for the Channel Lineups
                    defined in Addendum 2.
[*]:                [*] for the Channel Lineups defined in Addendum 2.
[*]:                $[*] for the Channel Lineups defined in Addendum 2.
[*]:                $[*] for the Channel Lineups defined in Addendum 2.
[*]:                $[*] for the Channel Lineups defined in Addendum 2.
[*]:                $[*] per Channel Lineup per [*] for the Channel Lineups
                    defined in Addendum 2.

Accepted by:
Teleworld, Inc.                    Tribune Media Services, Inc.


By: /s/ Michael Ramsay             By /s/ Barbara Needleman
    ------------------------          ----------------------------------

Michael Ramsay                     Barbara Needleman
----------------------------       -------------------------------------
Printed name                       Printed name

President and CEO                  VP, Database and Advertising Products
----------------------------       -------------------------------------
Title                              Title


----------------------------       -------------------------------------
Date                               Date



* Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                      2.